BLACKROCK FUNDSSM

BlackRock Multi-Manager Alternative Strategies Fund
(the “Fund”)

Supplement dated September 29, 2015 to the Summary Prospectus of the Fund, dated July 29, 2015, and the Prospectus and Statement of Additional Information of the Fund, each dated December 29, 2014
(as amended July 29, 2015)

BlackRock Advisors, LLC, the Fund’s investment adviser (“BlackRock”), has determined to terminate the sub-advisory agreement between BlackRock and MeehanCombs LP (“MeehanCombs”). As a result, pursuant to the terms of such agreement, it will be terminated effective September 29, 2015. MeehanCombs is currently one of the Fund’s sub-advisers that employs a fundamental long/short strategy as its principal strategy. The Fund’s assets managed by MeehanCombs will be re-allocated by BlackRock to the Fund’s other unaffiliated sub-advisers and to mutual funds affiliated with BlackRock.

In connection with the termination of the sub-advisory agreement, effective September 29, 2015, all references in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information to MeehanCombs are hereby deleted in their entirety.

Shareholders should retain this Supplement for future reference.

ALLPRSAI-MMAS-0915SUP